Exhibit 99.1

PENTAIR ANNOUNCES INTENT TO SEPARATE INTO TWO INDUSTRY-LEADING

PUBLIC COMPANIES

Standalone Water and Electrical Businesses will be Well-Positioned for Growth and

Shareholder Value Creation

Company to Host Conference Call Today at 8:00 a.m. ET

LONDON - May 9, 2017 – Pentair plc (NYSE: PNR) (“Pentair”) today announced that its Board of Directors has unanimously approved a plan to separate into two independent, publicly-traded companies. Both companies will benefit from market-leading positions in their respective industries, well-recognized brands, attractive margin profiles, strong free cash flow generation and compelling growth opportunities. The proposed transaction will create:

•	A leading global water company (“Water”) focused on smart, sustainable water and fluid processing applications. It designs, manufactures and delivers innovative solutions to residential, commercial and industrial customers who place a premium on high quality water and fluids. Strategic business groups include Filtration & Process, Flow Technologies and Aquatic & Environmental Systems. The company will retain the Pentair name and ticker symbol. Water generated approximately $2.8 billion in sales in 2016.

•	A high-performance electrical company (“Electrical”) focused on improving utilization, lowering costs and maximizing customer uptime. Its industrial enclosures, fastening systems and thermal management technologies help protect sensitive equipment, building and critical process and help keep people safe. Strategic business groups include Enclosures, Thermal Management and Electrical & Fastening Solutions. The company will be named at a later date. Electrical generated approximately $2.1 billion in sales in 2016.

The separation is expected to occur through a tax-free spin-off of Electrical by Pentair to its shareholders. Both Water and Electrical are expected to be well-capitalized and have investment-grade credit ratings. Until the planned separation is completed, Pentair expects to continue to pay its quarterly dividend and will set appropriate dividend policies for each business following completion.

“We have built two strong, high-performing businesses with the operating acumen and culture to thrive as two independent companies,” said Randall J. Hogan, Pentair Chairman and Chief Executive Officer. “Separating Water and Electrical to create two pure-play companies is the next logical step in the evolution of Pentair and is consistent with our strategy to continually enhance shareholder value. Both companies will have the focus, talent and flexibility to grow profitably, both organically and through acquisitions.”

Upon separation, John L. Stauch, Senior Vice President and Chief Financial Officer of Pentair, will become Water’s CEO and Karl R. Frykman, the current President of Pentair’s Water segment, will become Water’s COO. Existing Board member David A. Jones will become Chairman of Water. Beth A. Wozniak, the current President of Pentair’s Electrical segment, will become CEO of Electrical. Randall J. Hogan will retire as Pentair’s Chairman and CEO and will serve as Chairman of Electrical.

“We are grateful for Randy’s leadership and are excited that we will continue to benefit from his expertise as he assumes the role of Chairman of Electrical,” said William T. Monahan, Lead Director of Pentair. “During his 17 years as CEO, the Company has dramatically transformed and delivered more than a six-fold increase in market capitalization.”

TRANSACTION DETAILS

Pentair expects to complete the separation in the second quarter of 2018, subject to satisfaction of customary conditions, including obtaining final approval from the Pentair Board of Directors, receipt of tax opinions and rulings and effectiveness of appropriate filings with the U.S. Securities and Exchange Commission.

Upon completion of the spin-off, Electrical will become an independent publicly-traded company and Pentair shareholders will receive shares of Electrical on a pro rata basis. Details of the distribution will be included in the Form 10 registration statement. Water is expected to maintain Pentair’s existing incorporation and tax residency and Electrical is anticipated to have a similar incorporation and tax residency.

ADVISORS

Goldman Sachs & Co. LLC is acting as sole financial advisor and Foley & Lardner LLP is acting as legal advisor to Pentair.

CONFERENCE CALL

Pentair Chairman and CEO Randall J. Hogan will discuss the transaction on a conference call with investors at 8:00 a.m. Eastern today. A live audio webcast of the call, along with the related presentation, can be accessed in the Investors section of the company’s website, pentair.com, shortly before the call begins, or by dialing 800-706-6748 or 973-638-3449 along with conference number 20042469. A replay of the conference call will be made accessible once it becomes available and will remain accessible through June 9, 2017 by dialing 855-859-2056 or 404-537-3406 along with the conference number 20042469. The webcast and presentation will be archived on the company’s website following the conclusion of the event.

ABOUT PENTAIR PLC

Pentair plc (NYSE: PNR) is a global company dedicated to building a safer, more sustainable world. Pentair delivers industry leading products, services and solutions that help people make the best use of the resources they rely on most. Its technology moves the world forward by ensuring that water is plentiful, useful and pure, and that critical equipment and those near it are protected. With 2016 revenues of $4.9 billion, Pentair employs approximately 19,000 people worldwide. To learn more, visit pentair.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements, including, but not limited to, statements that relate to the intent to create two independent companies following the proposed separation, the anticipated benefits of the proposed separation, the tax-free nature of the proposed separation, the expected credit profiles of the independent companies, and the expected timing of the proposed separation. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include our ability to satisfy the necessary conditions to consummate the proposed separation on a timely basis or at all; our ability to successfully separate the two companies and realize the anticipated benefits from the proposed separation; adverse effects on the two companies’ business operations or financial results and the market price of our shares as a result of the announcement or consummation of the proposed separation; unanticipated transaction expenses such as litigation or legal settlement expenses; failure to obtain tax rulings or changes in tax laws; changes in capital market conditions; the impact of the proposed separation on our employees, customers and suppliers; overall global economic and business conditions impacting the businesses of the two companies; future opportunities that our board may determine present greater potential to increase shareholder value; and the ability of the two companies to operate independently following the proposed separation. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including in our 2016 Annual Report on Form 10-K. All forward-looking statements speak only as of the date of this press release. We assume no obligation, and disclaim any obligation, to update the information contained in this press release.

Pentair Contacts:

Jim Lucas

Vice President, Investor Relations

Tel.: 763-656-5575

E-mail: jim.lucas@pentair.com

Marybeth Thorsgaard

Vice President, Communications

Tel.: 763-656-5568

E-mail: marybeth.thorsgaard@pentair.com